Offerings - Offering: 1	Dec. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 7,487,020.87
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,033.96
Offering Note	(1) Calculated as the aggregate maximum purchase price for Class I common shares of beneficial interest (the "Class I Shares"), Class D common shares of beneficial interest (the "Class D Shares") and Class S common shares of beneficial interest (the "Class S Shares" and together with the Class I shares and the Class D Shares, the "Shares") of AB Private Lending Fund (the "Company"), based upon the net asset value per Share as of November 28, 2025. This amount is based upon the offer to purchase up to 296,281 Shares. (2) Calculated at $138.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as modified by Fee Rate Advisory for Fiscal Year 2026.